EXHIBIT (24)(i)2

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, PAUL J. GANCI, Chairman of the Board and Chief Executive Officer, a Principal Executive Officer and a Director of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, DONNA S. DOYLE , STEVEN V. LANT, AND JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 2001, with the Securities and Exchange Commission, as combined with the Annual Report on Form 10-K, for the year ended December 31, 2001 of CH Energy Group, Inc., the parent corporation, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have set my hand and seal this 18th day of January, 2002.

                                                 /s/ PAUL J. GANCI         L.S.
                                        ---------------------------------

STATE OF NEW YORK    )
                     : ss.:
COUNTY OF DUTCHESS   )

         On this 18th day of January, 2002, before me personally came PAUL J. GANCI to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                                              /s/ DONNA M.GIAMETTA
                                        ---------------------------------
                                                  Notary Public

                                                                EXHIBIT (24)(i)2

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, STEVEN V. LANT, Chief Financial Officer, a Principal Executive Officer and a Director of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, DONNA S. DOYLE AND JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 2001, with the Securities and Exchange Commission, as combined with the Annual Report on Form 10-K, for the year ended December 31, 2001 of CH
Energy Group, Inc., the parent corporation, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have set my hand and seal this 18th day of January, 2002.

                                                  /s/ STEVEN V. LANT III    L.S.
                                               -----------------------------


STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

         On this 18th day of January, 2002, before me personally came STEVEN V. LANT to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                                                  /s/ DONNA M. GIAMETTA
                                               -----------------------------
                                                       Notary Public

                                                                EXHIBIT (24)(i)2

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, CARL E. MEYER, President and Chief Operating Officer, a Principal Executive Officer and a Director of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, DONNA S. DOYLE, STEVEN V. LANT, AND JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 2001, with the Securities and Exchange Commission, as combined with the Annual Report on Form 10-K, for the year ended December 31, 2001 of CH Energy Group, Inc., the parent corporation, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have set my hand and seal this 18th day of January, 2002.

                                                  /s/ CARL E. MEYER         L.S.
                                               -----------------------------

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

         On this 18th day of January, 2002, before me personally came CARL E. MEYER to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                                                  /s/ DONNA M. GIAMETTA
                                               -----------------------------
                                                       Notary Public

                                                                EXHIBIT (24)(i)2

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, ARTHUR R. UPRIGHT, Senior Vice President-Regulatory Affairs, Financial Planning and Accounting, a Principal Executive Officer and a Director of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, DONNA S. DOYLE, STEVEN V. LANT, AND JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 2001, with the Securities and Exchange Commission, as combined with the Annual Report on Form 10-K, for the year ended December 31, 2001 of CH Energy Group, Inc., the parent corporation, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have set my hand and seal this 18th day of January, 2002.

                                                  /s/ ARTHUR R. UPRIGHT     L.S.
                                               -----------------------------

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

         On this 18th day of January, 2002, before me personally came ARTHUR R. UPRIGHT to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.
                                                  /s/ DONNA M. GIAMETTA
                                               -----------------------------
                                                       Notary Public

                                                                EXHIBIT (24)(i)2

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, DONNA S. DOYLE, Vice President-Accounting and Controller, a Principal Executive Officer of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, STEVEN V. LANT, AND JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 2001, with the Securities and Exchange Commission, as combined with the Annual Report on Form 10-K, for the year ended December 31, 2001 of CH
Energy Group, Inc., the parent corporation, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have set my hand and seal this 18th day of January, 2002.

                                                  /s/ DONNA S. DOYLE        L.S.
                                               -----------------------------

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

         On this 18th day of January, 2002, before me personally came DONNA S. DOYLE to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                                                  /s/ DONNA M. GIAMETTA
                                               -----------------------------
                                                       Notary Public